SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                January 12, 2005
                                (Date of report)


                             RESOLVE STAFFING, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                      0-29485                  33-0850639
(State of Incorporation)     (Commission File Number)     (IRS Employer ID)


                       105 North Falkenburg Road, Suite B
                              Tampa, Florida 33619
                    (Address of Principal Executive Offices)

                                 (813) 662-0074
              (Registrant's telephone number, including area code)



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ITEM 5. Change in Registrant's Officers

Mr. Michael Knox resigned as an officer of Resolve Staffing, Inc. by letter dated January 10, 2005. There were no disputes between the Company and Mr. Knox. The Company intends to appoint another individual as chief financial officer in the near future.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         RESOLVE STAFFING, INC.


                                         By: /s/ Ron Heineman
                                             ----------------------
                                             CEO
Dated: January 12, 2005



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